Exhibit 99.2

Pro Forma Condensed Consolidated Balance Sheet

June 30, 2013

(Unaudited)

(In thousands, expect share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Previously Reported Acquisition of Crescent City Property	Previously Reported Acquisition of East El Paso Property	Acquisition of Oklahoma City Property		Pro Forma Reflecting Acquisitions
	(unaudited)
ASSETS
Real estate investments
Income producing property	$90,085	$11,689	$34,208	$28,127	$12,724	(1)	$176,833
Tenant improvements	5,192	—	—	—	—		5,192
Property under development	675	—	—	—	—		675
Land	15,464	3,370	—	3,780	1,300		23,914
	111,416	15,059	34,208	31,907	14,024		206,614
Accumulated Depreciation	(18,043)	—	—	—	—		(18,043)
Total investment properties, net	93,373	15,059	34,208	31,907	14,024		188,571
Cash and Cash Equivalents	88,324	(18,200)	(6,700)	(40,645)	(15,548	)(2)	7,231
Accounts Receivable (Net of allowance for doubtful accounts of $132 as of June 30, 2013)	557	—	—	—	—		557
Deferred Costs	1,550	—	—	—	—		1,550
Lease Intangible Assets, net	4,881	3,141	3,292	8,093	1,576	(1)	20,983
Other Assets	3,276	—	—	1,000	—		4,276
Total Assets	$191,961	$—	$30,800	$355	$52		$223,168

LIABILITIES AND EQUITY
Accounts payable	458	—	—	—	—		458
Accrued expenses and other liabilities	1,272	—	—	400	178	(3)	1,850
Derivative liability	453	—	—	—	—		453
Debt	46,902	—	19,850	—	—		66,752
Total liabilities	49,085	—	19,850	400	178		69,513

Shareholder’s equity	125,132	—	(585)	(45)	(126	)(4)	124,376
Noncontrolling interest	18,254	—	11,535	—	—		29,789
Noncontrolling interest in Predecessor	(510)	—	—	—	—		(510)
Total Equity	142,876	—	10,950	(45)	(126)		153,655
Total Liabilities and Equity	$191,961	$—	$30,800	$355	$52		$223,168

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Physicians Realty Trust (the “Company”) as of June 30, 2013 reflects the acquisition of the property known as the Oklahoma City Property, an approximately 52,000 square foot outpatient care building located in Oklahoma City, Oklahoma, as if the purchase had occurred on June 30, 2013 and our previously reported acquisitions of 6800 Preston Road, Crescent City Property and East El Paso Property, reported on Form 8-K on September 18, 2013, August 30, 2013 and October 1, 2013, respectively, and Form 8-K/A on October 30, 2013, November 1, 2013 and November 12, 2013, and November 12, 2013, respectively. The pro forma balance sheet of the Company prior to the acquisitions of the Oklahoma City Property, 6800 Preston Road, Crescent City Property and East El Paso Property, has been derived from the unaudited pro forma consolidated balance sheet included in the Company’s Quarterly Report on Form 10-Q as filed on August 30, 2013. This pro forma balance sheet reflects completion of the Company’s initial public offering and related formation transactions.

Information regarding the Company’s historical operations, organizational structure, initial public offering and formation transactions is provided in more detail in the Company’s final prospectus dated July 18, 2013 filed pursuant to Rule 424 (b) under the Securities Act of 1933.

Notes and Management Assumptions

1.

The acquisition of the Oklahoma City Property was accounted for using preliminary estimates of the fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and are therefore subject to change. The fair value of the real estate acquired was determined on an “as if vacant” basis and the cost of the property was allocated between income producing property and in-place leases.

2.	Represents adjustment to reflect cash used to acquire the Oklahoma City Property.
3.	Represents the tenant’s security deposit and prepaid rent.
4.	Represents acquisition costs incurred and paid upon closing the transaction.

Pro Forma Condensed Consolidated Statement of Operations

Six Months Ended June 30, 2013

(Unaudited)

(In thousands, expect share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Previously Reported Acquisition of Crescent City Property	Previously Reported Acquisition of East El Paso Property	Acquisition of Oklahoma City Property		Pro Forma Reflecting Acquisitions
Revenues:
Rental income	$5,032	$817	$1,048	$—	$597		$7,494
Expense recoveries	1,601	156	90	—	142		1,989
Other income	5	—	—	—	—		5
Total Revenue	6,638	973	1,138	—	739		9,488
Expenses
General and administrative	1,421	—	—	—	—		1,421
Operating expenses	2,524	156	90	—	163		2,933
Depreciation and Amortization	2,014	403	467	724	227	(1)	3,835
Acquisition costs	—	—	585	45	126	(2)	756
Total Expenses	5,959	559	1,142	769	516		8,945

Operating income /(loss)	679	414	(4)	(769)	223		543
Interest expense, net	1,251	—	298	—	—		1,549
Change in Fair Value of Derivative Liability, Net	(190)	—	—	—	—		(190)
Net (loss)/income	(382)	414	(302)	(769)	223		(816)
Less: Net (income)/loss attributable to noncontrolling interests	(132)	(77)	71	181	(53	)(3)	(9)
Net income/(loss) attributable to shareholders	$(514)	$337	$(231)	$(588)	$170		$(825)

Net loss per share
Basic	$(0.04)						$(0.07)
Diluted	$(0.04)						$(0.07)

Weighted average common shares:
Basic	11,753,597						11,753,597
Diluted	14,747,597		954,877				15,702,474

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(Unaudited)

(In thousands, expect share and per share data)

	Pro Forma Physicians Realty Trust Prior to Acquisition	Previously Reported Acquisition of 6800 Preston Road	Previously Reported Acquisition of Crescent City Property	Previously Reported Acquisition of East El Paso Property	Acquisition of Oklahoma City Property		Pro Forma Reflecting Acquisitions
Revenues:
Rental income	$9,821	$1,093	$2,104	$—	$1,185		$14,203
Expense recoveries	3,111	302	180	—	240		3,833
Other income	15	—	—	—	—		15
Total Revenue	12,947	1,395	2,284	—	1,425		18,051
Expenses
General and administrative	2,760	—	—	—	—		2,760
Operating expenses	4,758	302	180	—	382		5,622
Depreciation and Amortization	4,051	806	934	1,448	454	(1)	7,693
Impairment loss	936	—	—	—	—		936
Acquisition costs	—	—	585	45	126	(2)	756
Total Expenses	12,505	1,108	1,699	1,493	962		17,767

Operating income /(loss)	442	287	585	(1,493)	463		284
Interest expense, net	2,684	—	596	—	—		3,280
Change in Fair Value of Derivative Liability, Net	(122)	—	—	—	—		(122)
Net (loss)/income	(2,120)	287	(11)	(1,493)	463		(2,874)
Less: Net (income)/loss attributable to noncontrolling interests	(169)	(53)	3	352	(109	)(3)	23
Net income/(loss) attributable to shareholders	$(2,289)	$234	$(8)	$(1,141)	$354		$(2,851)

Net loss per share
Basic	$(0.22)						$(0.27)
Diluted	$(0.22)						$(0.27)

Weighted average common shares:
Basic	10,434,782						10,434,782
Diluted	13,428,782		954,877				14,383,659

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations.

Basis of Presentation

The unaudited Pro Forma Consolidated Statements of Operations of Physicians Realty Trust (“the Company”) for the six months ended June 30, 2013 and the year ended December 31, 2012, reflect the acquisition of the property known as the Oklahoma City Property, an approximately 52,000 square foot outpatient care building located in Oklahoma City, Oklahoma, and our previously reported acquisitions of 6800 Preston Road, Crescent City Property, and East El Paso Property reported on Form 8-K on September 18, 2013,  August 30, 2013 and October 1, 2013, respectively, and Form 8-K/A on October 30, 2013, November 1, 2013 and November 12, 2013, and November 12, 2013, respectively, as if the acquisitions had occurred on January 1, 2012 for the year ended December 31, 2012 and on January 1, 2013 for the six months ended June 30, 2013. The pro forma statement of operations of the Company prior to the acquisitions of the Oklahoma City Property, 6800 Preston Road, Crescent City Property and East El Paso Property, for the six months ended June 30, 2013 has been derived from the unaudited pro forma consolidated income statement included in the Company’s Quarterly Report on Form 10-Q as filed on August 30, 2013. The pro forma statement of operations of the Company, prior to the acquisitions of the Oklahoma City Property, 6800 Preston Road, Crescent City Property and East El Paso Property, for the year ended December 31, 2012 has been derived from the unaudited pro forma consolidated income statement included in the Company’s Form S-11 Registration Statement dated July 18, 2013. These pro forma statements of operations reflect completion of the Company’s initial public offering and its formation transactions.

Information regarding the Company’s historical operations, organizational structure, initial public offering and formation transactions. is provided in more detail in the Company’s final prospectus, dated July, 18, 2013, filed pursuant to Rule 424 (b) under the Securities Act of 1933.

Notes and Management Assumptions

1.

Reflects depreciation expense over a 43 year period based on the fair value allocated to the income producing property and amortization of the intangible asset relating to the acquired in-place lease over the remaining life of the lease.

2.	Represents acquisition costs incurred and paid upon the closing of the transaction.
3.	Represents adjustment to deduct noncontrolling interest income from net loss to arrive at net loss available to common shareholders.